The Lincoln National Life Insurance Company:
Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated February 13, 2023
To the Updating Summary Prospectus for Existing Owners
Dated May 1, 2022 for:
Lincoln MoneyGuard Market Advantage®

This Supplement discusses the availability of the Benefit Transfer Rider and the Flex Care Cash provision of the Long-Term Care Benefits Rider for existing Owners of Lincoln MoneyGuard Market Advantage®.

The information in this Supplement is a summary of certain Policy features that have changed since the statutory prospectus dated May 1, 2022. This may not reflect all the changes that have occurred since you entered into your Policy.

You can find the prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Summary of Recent Policy Changes:
•	Beginning February 13, 2023, and subject to state availability, the Benefit Transfer Rider will be available to existing Owners.
•	Beginning February 13, 2023, the Flexible Care Cash provision of the Long-Term Care Benefits Rider will be available for up to 7 days per week for existing Owners.
All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

Please retain this Supplement for future reference.